INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of March 21, 2016 (the “Agreement”) is entered into by and between SHARPSPRING, INC., a Delaware corporation (“Parent”), QUATTRO HOSTING LLC, a Delaware limited liability company (“Quattro”), and SHARPSPRING TECHNOLOGIES, INC., a Delaware corporation (“SharpSpring Technologies”), and WESTERN ALLIANCE BANK, an Arizona corporation (“Lender”). Parent, Quattro and SharpSpring Technologies are each also referred to herein as a “Grantor”, and collectively, as the “Grantors”.

Reference is made to the Loan and Security Agreement, dated as of March 21, 2016 (as amended from time to time, the “Loan Agreement’), between Lender and Grantors. Terms used but not defined herein have the meaning given to them in the Loan Agreement. For good and valuable consideration, receipt of which is hereby acknowledged, each Grantor hereby covenants and agrees as follows:

To secure the Obligations under the Loan Agreement, each Grantor grants to Lender a security interest in all right, title, and interest of such Grantor in any of the following, whether now existing or hereafter acquired or created in any and all of the following property (collectively, the “Intellectual Property Collateral”):

(a) copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the “Copyrights”), including the Copyrights described in Exhibit A;

(b) trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks (collectively, the “Trademarks”), including the Trademarks described in Exhibit B;

(c) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”), including the Patents described in Exhibit C;

(d) mask work or similar rights available for the protection of semiconductor chips or other products (collectively, the “Mask Works”);

(e) trade secrets, and any and all intellectual property rights in computer software and computer software products;

(f) design rights;

(g) claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h) licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i) amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j) proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

The rights and remedies of Lender with respect to the security interests granted hereunder are in addition to those set forth in the Loan Agreement, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the Loan Agreement, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein, and the exercise by Lender of any one or more of such rights, powers or remedies does not preclude the simultaneous or later exercise by Lender of any other rights, powers or remedies.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GRANTORS:		LENDER:

SHARPSPRING, INC.		WESTERN ALLIANCE BANK

By:	/s/ Edward Lawton	By:	/s/ Katherine Wolfe

Name:	Edward Lawton	Name:	Katherine Wolfe

Title:	CFO	Title:	AVP

QUATTRO HOSTING LLC		Address for Notices:
Attn: Note Department
By:	/s/ Edward Lawton	55 Almaden Boulevard, Suite 100
San Jose, California 95113
Name:	Edward Lawton	Fax:(408) 282-1681

Title:	CFO

SHARPSPRING TECHNOLOGIES, INC.

By:	/s/ Edward Lawton

Name:	Edward Lawton

Title:	CFO

Address for Notices for all Grantors:

304 W. University Avenue

Gainesville, FL 32601

Attn: Edward Lawton - CFO

EXHIBIT A

Copyrights

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Name of Owner	Type of Work:	Title:	Registration Number:	Filing Date:

Exhibit B

trademarks

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Owner	Description:	U.S. Serial Number:	Filing Date	U.S. Registration Number	Registration Date

Exhibit C

patents

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Name of Owner	Title:	Patent Number:	Application Number:	Issue / Publication Date:
SharpSpring, Inc.	Efficiency correlating inbound calls		PCT/IB2015/056467